Exhibit 99.1

       Monroe Bancorp Reports Strong Results for First Six Months of 2004

    BLOOMINGTON, Ind., July 20 /PRNewswire-FirstCall/ -- Monroe Bancorp (the "Company") (Nasdaq: MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), reported net income of $3,227,000, or $0.53 per basic and diluted common share, for the six months ended June 30, 2004, compared to $1,810,000 or $0.30 per basic and diluted common share for the same period in 2003. This represents a 78.3 percent increase in net income. Second quarter 2003 earnings were reduced by a $1,389,000 (after tax) additional loan loss provision. Excluding the additional loan loss provision, net income for the six months ended June 30, 2003 would have been $3,199,000.

    Return on average assets (ROA) and return on average shareholders' equity (ROE) were 1.09 percent and 14.09 percent, respectively, for the six months ended June 30, 2004, compared to 0.66 percent and 8.13 percent for the same period in 2003.

    The Company reported net income of $1,574,000, or $0.26 per basic and diluted common share, for the quarter ended June 30, 2004, compared to $262,000 or $0.04 per basic and diluted common share for the same period in 2003. As noted above, the second quarter of 2003 was affected by a $1,389,000 (after tax) additional loan loss provision.

    "Our year-to-date earnings results are strong, but I am particularly proud to report our improvement in asset quality," said Mark D. Bradford, President and Chief Executive Officer. "We have made this our highest priority, and I believe that the results reflect it."


    Asset Quality

    Nonperforming assets and 90-day past due loans totaled $5,412,000, or
0.89 percent of total assets on June 30, 2004. This is a 37.4 percent reduction, compared to $8,651,000, or 1.51 percent of total assets on June 30, 2003. In addition, the Bank held no other real estate owned
(OREO) properties at quarter end.

    Net charge-offs for the quarter ended June 30, 2004 were $98,000, down $225,000 or 69.7 percent from the quarter ended March 30, 2004, and down $1,436,000 or 93.6 percent from the quarter ended June 30, 2003. Net charge-offs for the six months ended June 30, 2004 were $421,000, down $1,412,000 or 77.0 percent from the six months ended June 30, 2003.


    Fee Income Remains Strong

    Non-interest income totaled $3,985,000 for the first six months of 2004 compared to $4,001,000 in the corresponding period of 2003. Included in non-interest income are net realized and unrealized securities gains of $176,000 in the first half of 2004 and gains of $357,000 in the same period in 2003. Excluding net realized and unrealized securities gains and losses, non-interest income for the six months ended June 30, 2004 increased $165,000 or 4.5 percent over the first six months of 2003.

    "Our efforts to develop a strong mix of sources of non-interest income paid off in 2004 as we were able to offset a 38.3 percent drop in fees earned on the sale of fixed rate mortgages with significant increases in other sources of fee income such as trust and deposit account service charges," said Mr. Bradford.

    Non-interest expense increased due to meaningful investments in personnel and training related to the Central Indiana expansion and other sales and production areas. Total non-interest expense increased $422,000 to $8,449,000 for the six months ended June 30, 2004, as compared to $8,027,000 for the same period in 2003. Included in non-interest expense is unrealized appreciation related to the directors' and executives' deferred compensation plan in the amount of $64,000 for the first six months of 2004 and $219,000 for the first six months of 2003. This unrealized appreciation had no effect on net income. Non-interest expense, excluding the effect of the unrealized appreciation, grew from $7,808,000 during the first six months of 2003 to $8,385,000 during the same period of 2004, an increase of 7.4 percent.

    Net interest income before the provision for loan losses, increased
4.1 percent to $9,871,000 for the six months ended June 30, 2004 compared to $9,479,000 for the same period in 2003. The tax equivalent net interest margin declined to 3.71 percent for the first six months of 2004 from 3.84 percent for the same period in 2003.


    Wealth Management Division

    Trust assets under management reached $203,824,000 at June 30, 2004, growing 14.8 percent over the $177,502,000 at June 30, 2003. The Company's Wealth Management Group, formerly named the Financial Management Services Division, continues to grow. A retirement plan specialist was recently hired to provide employee benefit plan administration services to businesses of all sizes, which the Company believes will leverage the reputation built by the Company's trust and private banking officers.


    Financial Condition

    Total assets grew 5.8 percent from June 30, 2003, reaching $607,443,000 on June 30, 2004. Loans, including loans held for sale, totaled $453,975,000 on June 30, 2004, a 9.6 percent increase from total loans on June 30, 2003, which were $414,190,000. Loan growth was largely driven by increases in construction and commercial loans. Total deposits at June 30, 2004 were $446,550,000 compared to $430,336,000 at June 30,
2003, an increase of 3.8 percent.


    Shareholder News

    The Company announced the adoption of a dividend reinvestment plan in June. The plan allows for the automatic reinvestment of cash dividends in common stock of the Company. Additionally, the plan allows shareholders to invest up to $1,000 each month in Monroe Bancorp stock.

    "We are pleased to offer our shareholders a convenient and cost-effective plan, allowing them to increase their investment in Monroe Bancorp by either reinvesting the dividends they receive or by taking advantage of the plan's cash investment option," said Mr. Bradford.

    In September of 2003, the Company announced a stock repurchase plan. As of June 30, 2004, the Company has repurchased a total of 124,900 shares at an average price of $15.33. Of this total, 70,300 shares were repurchased in 2004. Approximately $86,000 remains available for stock purchases out of the $2,000,000 originally approved.

    The Company's common stock price closed at $16.39 on June 30, 2004, up 15.0 percent from the $14.25 closing price on December 31, 2003.


    About Monroe Bancorp

    Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 22,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

    See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.


    Use of Non-GAAP Financial Information

    To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, non-interest income, and non-interest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.


    Forward-Looking Statements

    This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and
(6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.



    Monroe Bancorp (MROE)
    Financial Summary
    (dollar amounts in thousands except per share data)

                                               Quarters Ended
                                     June 2004    Mar 2004    Dec 2003
              BALANCE SHEET *
    Cash and Due from Banks            $17,344     $19,381     $29,708
    Federal Funds Sold                       -           -           -
    Securities                         108,994     110,615     109,498
    Total Loans                        453,975     440,965     424,511
         Loans Held for Sale             3,493       3,079       2,219
         Commercial & Industrial        88,761      85,848      83,017
         Real Estate:
              Commercial &
               Residential             268,816     263,247     257,327
              Construction &
               Vacant Land              50,194      46,108      40,560
              Home Equity               24,191      23,040      21,044
         Installment Loans              18,520      19,643      20,344
    Reserve for Loan Losses              5,258       5,027       5,019
    Bank Premises and Equipment         11,749      11,804      11,683
    Federal Home Loan Bank Stock         2,386       2,360       2,331
    Interest Receivable and
     Other Assets                       18,253      17,016      16,551
               Total Assets           $607,443    $597,114    $589,263

    Total Deposits                    $446,550    $454,488    $436,683
         Noninterest Checking           70,822      68,965      73,579
         Interest Bearing
          Checking & NOW                96,845      90,060      97,618
         Regular Savings                23,375      25,679      26,859
         Money Market Savings           59,466      63,008      71,974
         CDs Less than $100,000        107,673     100,512      94,224
         CDs Greater than $100,000      77,992      96,339      62,904
         Other Time                     10,377       9,925       9,525
    Total Borrowings                   109,399      90,407     101,872
         Federal Funds Purchased        21,700       6,500       8,900
         Securities Sold Under
          Repurchase Agreement          46,167      41,345      48,507
         FHLB Advances                  40,917      41,934      43,825
         Loans Sold Under Repurchase
          Agreement                        615         628         640
    Interest Payable and Other
     Liabilities                         6,252       5,935       5,333
              Total Liabilities        562,201     550,830     543,888
    Shareholders Equity                 45,242      46,284      45,375
              Total Liabilities and
               Shareholders' Equity   $607,443    $597,114    $589,263

    Book Value Per Share                 $7.54       $7.65       $7.49
    End of period shares issued and
     outstanding                     6,040,340   6,092,340   6,095,640
    Less:  Unearned ESOP shares         38,384      39,709      41,034
    End of Period Shares Used to
     Calculate Book Value            6,001,956   6,052,631   6,054,606


                                          Sept 2003         June 2003
              BALANCE SHEET *
    Cash and Due from Banks                 $16,967           $18,565
    Federal Funds Sold                       11,250            18,200
    Securities                              102,231           106,573
    Total Loans                             410,151           414,190
         Loans Held for Sale                  4,392             8,131
         Commercial & Industrial             78,423            79,405
         Real Estate:
              Commercial & Residential      250,712           255,123
              Construction & Vacant Land     35,306            30,697
              Home Equity                    20,290            20,032
         Installment Loans                   21,028            20,802
    Reserve for Loan Losses                   6,246             5,878
    Bank Premises and Equipment              11,586            11,661
    Federal Home Loan Bank Stock              2,302             2,274
    Interest Receivable and Other Assets     16,633             8,341
               Total Assets                $564,874          $573,926

    Total Deposits                         $426,571          $430,336
         Noninterest Checking                68,742            60,465
         Interest Bearing Checking & NOW     88,421            96,004
         Regular Savings                     25,822            26,830
         Money Market Savings                72,030            69,903
         CDs Less than $100,000              95,816            98,347
         CDs Greater than $100,000           65,541            68,279
         Other Time                          10,199            10,508
    Total Borrowings                         88,225            94,212
         Federal Funds Purchased                  -                 -
         Securities Sold Under Repurchase
          Agreement                          43,401            48,340
         FHLB Advances                       44,171            45,207
         Loans Sold Under Repurchase
          Agreement                             653               665
    Interest Payable and Other Liabilities    4,897             4,620
              Total Liabilities             519,693           529,168
    Shareholders Equity                      45,181            44,758
              Total Liabilities and
               Shareholders' Equity        $564,874          $573,926

    Book Value Per Share                      $7.41             $7.33
    End of period shares issued and
     outstanding                          6,139,540         6,150,240
    Less:  Unearned ESOP shares              42,439            43,764
    End of Period Shares Used to
     Calculate Book Value                 6,097,101         6,106,476



                                                  Years Ended
                                           Dec 2003          Dec 2002
              BALANCE SHEET *
    Cash and Due from Banks                 $29,708           $20,526
    Federal Funds Sold                            -                 -
    Securities                              109,498           103,779
    Total Loans                             424,511           391,315
         Loans Held for Sale                  2,219             7,417
         Commercial & Industrial             83,017            78,061
         Real Estate:
              Commercial & Residential      257,327           238,013
              Construction & Vacant Land     40,559            27,470
              Home Equity                    21,044            17,927
         Installment Loans                   20,344            22,426
    Reserve for Loan Losses                   5,019             4,574
    Bank Premises and Equipment              11,683            11,793
    Federal Home Loan Bank Stock              2,331             1,882
    Interest Receivable and Other Assets     16,551             8,596
               Total Assets                $589,263          $533,317

    Total Deposits                         $436,683          $398,567
         Noninterest Checking                73,579            60,476
         Interest Bearing Checking & NOW     97,618            81,160
         Regular Savings                     26,859            22,459
         Money Market Savings                71,974            53,865
         CDs Less than $100,000              94,224            99,930
         CDs Greater than $100,000           62,904            69,910
         Other Time                           9,525            10,767
    Total Borrowings                        101,872            85,240
         Federal Funds Purchased              8,900            10,050
         Securities Sold Under Repurchase
          Agreement                          48,507            39,158
         FHLB Advances                       43,825            34,956
         Loans Sold Under Repurchase
          Agreement                             640             1,076
    Interest Payable and Other Liabilities    5,333             5,247
              Total Liabilities             543,888           489,054
    Shareholders Equity                      45,375            44,263
              Total Liabilities and
               Shareholders' Equity        $589,263          $533,317

    Book Value Per Share                      $7.49             $7.25
    End of period shares issued and
     outstanding                          6,095,640         6,150,240
    Less:  Unearned ESOP shares              41,034            46,414
    End of Period Shares Used to
     Calculate Book Value                 6,054,606         6,103,826

    * period end numbers



    Monroe Bancorp (MROE)
    Financial Summary
    (dollar amounts in thousands except per share data)

                                               Quarters Ended
              INCOME STATEMENT        June 2004    Mar 2004    Dec 2003
    Interest Income                      $7,081      $6,903      $6,885
    Interest Expense                      2,082       2,031       2,058
    Net Interest Income                   4,999       4,872       4,827
    Loan Loss Provision                     330         330         405
    Total Noninterest Income              1,934       2,051       2,068
         Service Charges on Deposit
          Accounts                          761         707         760
         Trust Fees                         342         335         321
         Commission Income                  238         228         228
         Gain on Sale of Loans              318         192         210
         Realized Gains (Losses) on
          Securities                        (17)        132          (4)
         Unrealized Gains (Losses) on
          Trading Securities
          Associated with Directors'
          Deferred Comp Plan                 (5)         66         197
         Other Operating Income             297         391         356
    Total Noninterest Expense             4,270       4,179       4,134
         Salaries & Wages                 1,716       1,704       1,544
         Commissions & Incentive
          Compensation                      390         379         278
         Employee Benefits                  428         470         443
         Premises & Equipment               613         627         634
         Advertising                        199         149         131
          Legal Fees                        164         127         150
         Appreciation (Depreciation) in
          Directors' Deferred
          Compensation Plan                 (10)         74         212
         Other Operating Expenses           770         649         742
    Income Before Income Tax              2,333       2,414       2,356
    Income Tax Expense (Benefit)            759         761         751
    Net Income After Tax & Before
     Extraordinary Items                  1,574       1,653       1,605
    Extraordinary Items                       -           -           -
    Net Income                           $1,574      $1,653      $1,605

    Basic Earnings Per Share              $0.26       $0.27       $0.26
    Diluted Earnings Per Share             0.26        0.27        0.26



              INCOME STATEMENT              Sept 2003         June 2003
    Interest Income                            $6,976            $7,046
    Interest Expense                            2,142             2,287
    Net Interest Income                         4,834             4,759
    Loan Loss Provision                           405             2,705
    Total Noninterest Income                    2,113             2,317
         Service Charges on Deposit Accounts      707               700
         Trust Fees                               290               230
         Commission Income                        184               277
         Gain on Sale of Loans                    618               462
         Realized Gains (Losses) on Securities      -               171
         Unrealized Gains (Losses) on
          Trading Securities Associated with
          Directors' Deferred Comp Plan            31               217
         Other Operating Income                   283               260
    Total Noninterest Expense                   4,124             4,322
         Salaries & Wages                       1,664             1,528
         Commissions & Incentive Compensation     393               494
         Employee Benefits                        429               429
         Premises & Equipment                     594               567
         Advertising                              151               162
          Legal Fees                              177               147
         Appreciation (Depreciation) in
          Directors' Deferred Compensation Plan    38               238
         Other Operating Expenses                 677               757
    Income Before Income Tax                    2,418                49
    Income Tax Expense (Benefit)                  779              (213)
    Net Income After Tax & Before
     Extraordinary Items                        1,639               262
    Extraordinary Items                             -               -
    Net Income                                 $1,639              $262

    Basic Earnings Per Share                    $0.27             $0.04
    Diluted Earnings Per Share                   0.27              0.04


                                                     Years Ended
              INCOME STATEMENT               Dec 2003          Dec 2002
    Interest Income                           $27,932           $29,786
    Interest Expense                            8,792            11,048
    Net Interest Income                        19,140            18,738
    Loan Loss Provision                         3,920             1,762
    Total Noninterest Income                    8,182             6,070
         Service Charges on Deposit Accounts    2,801             2,587
         Trust Fees                             1,114               918
         Commission Income                        875               817
         Gain on Sale of Loans                  1,654             1,036
         Realized Gains (Losses) on Securities    162               203
         Unrealized Gains (Losses) on
          Trading Securities Associated with
          Directors' Deferred Comp Plan           420              (361)
         Other Operating Income                 1,156               870
    Total Noninterest Expense                  16,285            13,931
         Salaries & Wages                       6,263             5,995
         Commissions & Incentive Compensation   1,515             1,230
         Employee Benefits                      1,674             1,317
         Premises & Equipment                   2,433             2,382
         Advertising                              571               584
          Legal Fees                              575               143
         Appreciation (Depreciation) in
          Directors' Deferred Compensation Plan   469              (290)
         Other Operating Expenses               2,785             2,570
    Income Before Income Tax                    7,117             9,115
    Income Tax Expense (Benefit)                2,063             3,017
    Net Income After Tax & Before
     Extraordinary Items                        5,054             6,098
    Extraordinary Items                             -                 -
    Net Income                                 $5,054            $6,098

    Basic Earnings Per Share                    $0.83             $1.00
    Diluted Earnings Per Share                   0.83              1.00



    Monroe Bancorp (MROE)
    Financial Summary
    (dollar amounts in thousands except per share data)

                                                Quarters Ended
               ASSET QUALITY          June 2004    Mar 2004    Dec 2003
    Net Charge-Offs                         $98        $323      $1,632
    OREO Expenses (Gains)                   103         (15)          9
        Total Credit Charges               $201        $308      $1,641


    Nonperforming Loans                  $5,304      $5,683      $6,189
    OREO                                      -         346         534
          Nonperforming Assets            5,304       6,029       6,723
    90 Day Past Due Loans net of
     Nonperforming Loans                    108         734         173
          Nonperforming Assets+ 90 day
           PD/Assets                     $5,412      $6,763      $6,896


      RATIO ANALYSIS - CREDIT QUALITY*
    NCO/Loans                              0.09%       0.29%       1.54%
    Credit Charges/Loans & OREO            0.18%       0.28%       1.54%
    Nonperforming Loans/Loans              1.17%       1.29%       1.46%
    Nonperforming Assets/Loans &OREO       1.17%       1.37%       1.58%
    Nonperforming Assets/Assets            0.87%       1.01%       1.14%
    Nonperforming Assets+ 90 day
     PD/Assets                             0.89%       1.13%       1.17%
    Reserve/Nonperforming Loans           99.13%      88.46%      81.10%
    Reserve/Total Loans                    1.16%       1.14%       1.18%
    Equity & Reserves/Nonperforming
     Assets                              952.11%     851.07%     749.58%
    OREO/Nonperforming Assets              0.00%       5.74%       7.94%

     RATIO ANALYSIS - CAPITAL ADEQUACY *
    Equity/Assets                          7.45%       7.75%       7.70%
    Equity/Loans                           9.97%      10.50%      10.69%

       RATIO ANALYSIS - PROFITABILITY
    Return on Average Assets               1.05%       1.13%       1.11%
    Return on Average Equity              13.70%      14.46%      13.99%
    Net Interest Margin (tax-equivalent)   3.69%       3.72%       3.72%


               ASSET QUALITY                Sept 2003         June 2003
    Net Charge-Offs                               $37            $1,534
    OREO Expenses (Gains)                          59                43
        Total Credit Charges                      $96            $1,577


    Nonperforming Loans                        $8,919            $7,999
    OREO                                          548               245
          Nonperforming Assets                  9,467             8,244
    90 Day Past Due Loans net of
     Nonperforming Loans                          346               407
          Nonperforming Assets+ 90 day
           PD/Assets                           $9,813            $8,651


      RATIO ANALYSIS - CREDIT QUALITY*
    NCO/Loans                                    0.04%             1.48%
    Credit Charges/Loans & OREO                  0.09%             1.52%
    Nonperforming Loans/Loans                    2.17%             1.93%
    Nonperforming Assets/Loans &OREO             2.31%             1.99%
    Nonperforming Assets/Assets                  1.68%             1.44%
    Nonperforming Assets+ 90 day
     PD/Assets                                   1.74%             1.51%
    Reserve/Nonperforming Loans                 70.03%            73.48%
    Reserve/Total Loans                          1.52%             1.42%
    Equity & Reserves/Nonperforming Assets     543.22%           614.22%
    OREO/Nonperforming Assets                    5.79%             2.97%

     RATIO ANALYSIS - CAPITAL ADEQUACY *
    Equity/Assets                                8.00%             7.80%
    Equity/Loans                                11.02%            10.81%

       RATIO ANALYSIS - PROFITABILITY
    Return on Average Assets                     1.14%             0.19%
    Return on Average Equity                    14.36%             2.34%
    Net Interest Margin (tax-equivalent)         3.72%             3.76%



                                                      Years Ended
               ASSET QUALITY                 Dec 2003           Dec 2002
    Net Charge-Offs                            $3,502             $1,358
    OREO Expenses (Gains)                         121                101
        Total Credit Charges                   $3,623             $1,459


    Nonperforming Loans                        $6,189             $4,057
    OREO                                          534                110
          Nonperforming Assets                  6,723              4,167
    90 Day Past Due Loans net of
     Nonperforming Loans                          173                588
          Nonperforming Assets+ 90 day
           PD/Assets                           $6,896             $4,755


      RATIO ANALYSIS - CREDIT QUALITY*
    NCO/Loans                                    0.82%              0.35%
    Credit Charges/Loans & OREO                  0.85%              0.37%
    Nonperforming Loans/Loans                    1.46%              1.04%
    Nonperforming Assets/Loans &OREO             1.58%              1.06%
    Nonperforming Assets/Assets                  1.14%              0.78%
    Nonperforming Assets+ 90 day
     PD/Assets                                   1.17%              0.89%
    Reserve/Nonperforming Loans                 81.10%            112.74%
    Reserve/Total Loans                          1.18%              1.17%
    Equity & Reserves/Nonperforming
     Assets                                    749.58%           1171.99%
    OREO/Nonperforming Assets                    7.94%              2.64%

     RATIO ANALYSIS - CAPITAL ADEQUACY *
    Equity/Assets                                7.70%              8.30%
    Equity/Loans                                10.69%             11.31%

       RATIO ANALYSIS - PROFITABILITY
    Return on Average Assets                     0.90%              1.17%
    Return on Average Equity                    11.18%             14.32%
    Net Interest Margin (tax-equivalent)         3.78%              4.02%

       *  Based on period end numbers



    Income Statements With and Without 2003 Additional $2.3 Million
Provision

                                                  Quarter Ended
                                 6/30/04            6/30/03
                                          Without    Impact     With
                                          Special      of     Special
                                          Provision Provision Provision
               INCOME STATEMENT
    Net Interest Income           $4,999  $4,759               $4,759
    Loan Loss Provision              330     405     $2,300     2,705
    Total Non-Interest Income      1,934   2,317                2,317
         Service Charges
          on Deposit Accounts        761     700                  700
         Trust Fees                  342     230                  230
         Commission Income           238     277                  277
         Gain on Sale of Loans       318     462                  462
         Realized Gains (Losses)
          on Securities              (17)    171                  171
         Unrealized Gains (Losses)
          on Trading Securities
          Associated with Directors'
          Deferred Comp Plan          (5)    217                  217
         Other Operating Income      297     260                  260
    Total Non-Interest Expense     4,270   4,322                4,322
         Salaries & Wages          1,716   1,528                1,528
         Commissions & Incentive
          Compensation               390     494                  494
         Employee Benefits           428     429                  429
         Premises & Equipment        613     567                  567
         Advertising                 199     162                  162
         Legal Fees                  164     147                  147
         Appreciation (Depreciation)
          in Directors'
          Deferred Compensation Plan (10)    238                  238
         Other Operating Expenses    770     757                  757
    Income Before Income Tax       2,333   2,349     (2,300)       49
    Income Tax Expense (Benefit)     759     698       (911)     (213)
    Net Income After Tax & Before
     Extraordinary Items           1,574   1,651                  262
    Extraordinary Items                -       -                    -
    Net Income                    $1,574  $1,651    $(1,389)     $262

    Basic and Diluted
     Earnings Per Share            $0.26   $0.27     $(0.23)    $0.04
    Return on Average Equity       13.70%  14.73%    (12.39%)    2.34%
    Return on Average Assets        1.05%   1.18%      (.99%)    0.19%



                                                Six Months Ended
                                 6/30/04            6/30/03
                                          Without    Impact     With
                                          Special      of     Special
                                          Provision Provision Provision
               INCOME STATEMENT
    Net Interest Income           $9,871  $9,479               $9,479
    Loan Loss Provision              660     810     $2,300     3,110
    Total Non-Interest Income      3,985   4,001                4,001
         Service Charges on Deposit
          Accounts                 1,468   1,334                1,334
         Trust Fees                  677     503                  503
         Commission Income           466     463                  463
         Gain on Sale of Loans       510     826                  826
         Realized Gains (Losses) on
          Securities                 115     166                  166
         Unrealized Gains (Losses)
          on Trading Securities
          Associated with Directors'
          Deferred Comp Plan          61     191                  191
         Other Operating Income      688     518                  518
    Total Non-Interest Expense     8,449   8,027                8,027
         Salaries & Wages          3,420   3,055                3,055
         Commissions & Incentive
          Compensation               769     844                  844
         Employee Benefits           898     802                  802
         Premises & Equipment      1,239   1,205                1,205
         Advertising                 347     289                  289
         Legal Fees                  291     248                  248
         Appreciation (Depreciation)
          in Directors'
          Deferred Compensation Plan  64     219                  219
         Other Operating Expenses  1,421   1,365                1,365
    Income Before Income Tax       4,747   4,643     (2,300)    2,343
    Income Tax Expense (Benefit)   1,520   1,444       (911)      533
    Net Income After Tax & Before
     Extraordinary Items           3,227   3,199                1,810
    Extraordinary Items                -       -                    -
    Net Income                    $3,227  $3,199    $(1,389)   $1,810

    Basic and Diluted Earnings
     Per Share                     $0.53   $0.52     $(0.23)    $0.30
    Return on Average Equity       14.09%  14.37%    (6.24%)     8.13%
    Return on Average Assets        1.09%   1.17%    (0.51%)     0.66%




SOURCE  Monroe Bancorp
    -0-                             07/20/2004
    /CONTACT: Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp, +1-812-331-3455/
    /Web site:  http://www.monroebank.com /
    (MROE)

CO:  Monroe Bancorp
ST:  Indiana
IN:  FIN
SU:  ERN